UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2005
Barrier Therapeutics, Inc.
(Exact name of registrant specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50680 (Commission File Number)	22-3828030 (I.R.S. Employer Identification No.)
600 College Road East, Suite 3200, Princeton, New Jersey 08540
(Address of principal executive offices)
(609) 945-1200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.
     On August 2, 2005, Barrier Therapeutics, Inc. issued a press release announcing earnings for the quarter ended June 30, 2005 and providing additional information. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
     The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01  Financial Statements and Exhibits
     (c)  Exhibits
          99.1  Press release dated August 2, 2005 issued by Barrier Therapeutics, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRIER THERAPEUTICS, INC.
Date: August 3, 2005	By:	ANNE M. VANLENT
Name: Anne M. VanLent Title: Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
No.	Exhibit Title
99.1	Press release dated August 2, 2005 issued by Barrier Therapeutics, Inc.